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                                                                    EXHIBIT 99.3

                              CLASS A COMMON STOCK
                                     PROXY

                      MITCHELL ENERGY & DEVELOPMENT CORP.

                   PROXY SOLICITED BY BOARD OF DIRECTORS FOR
          SPECIAL MEETING OF STOCKHOLDERS TO BE HELD           , 2001

    The undersigned hereby appoints Bernard F. Clark and Thomas P. Battle, or either of them, as Proxies, with full power of substitution, and hereby authorizes and directs them, or either of them, to represent the undersigned at the Special Meeting of Stockholders of Mitchell Energy & Development Corp. to be
held on           , 2001, or any adjournment thereof, and to vote as follows the number of shares which the undersigned would be entitled to vote if personally present.

    This Proxy will be voted in accordance with your instructions or, if no instructions are indicated, will be voted for approval of the Agreement and Plan of Merger, dated as of August 13, 2001, by and among Devon Energy Corporation, Devon NewCo Corporation and Mitchell Energy & Development Corp., as it may be amended from time to time, and in accordance with the discretion of the person voting it with respect to any other business properly before the meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

1.  Approval of the Agreement and Plan of Merger referred to on the reverse.

                    [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

2. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting.

                        I PLAN TO ATTEND THE MEETING.  [ ]

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                                                             Dated:
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                                                                         Signature


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                                                                         Signature

                                                             NOTE: Please sign as name appears
                                                             hereon. Joint owners should each
                                                             sign. When signing as attorney,
                                                             executor, administrator, trustee
                                                             or guardian, please give full
                                                             title as such.
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